Execution Copy

SECOND AMENDMENT AND WAIVER TO

REVOLVING CREDIT AGREEMENT

This SECOND AMENDMENT AND WAIVER TO REVOLVING CREDIT AGREEMENT (this “Amendment”) dated as of December 19, 2018 is entered into by and among AB Private Credit Investors Corporation, a Maryland corporation (the “Borrower”), HSBC Bank USA, National Association, as the administrative agent (in such capacity, the “Administrative Agent”) and a Lender, and the Banks that have executed a signature page attached hereto.

RECITALS

WHEREAS, the Borrower and the Administrative Agent have entered into that certain Revolving Credit Agreement, dated as of November 15, 2017 (as amended by that certain First Amendment and Waiver to Revolving Credit Agreement, dated as of November 14, 2018 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lender waive any breach, default, Potential Default or Event of Default that may have resulted from the Specified Event (as defined below) and the Borrower’s failure to comply with the Specified Covenant (as defined below) prior to the date hereof; and

WHEREAS, pursuant to Section 12.1 of the Credit Agreement, the parties hereto wish to amend the Credit Agreement as further described herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Credit Agreement, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.

SECTION 2. Amendment to Credit Agreement. Effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

2.1. The definition of “Maximum Commitment” in Section 1.1 is hereby amended and restated in its entirety as follows:

““Maximum Commitment” means (a) during the period from November 14, 2018 through the Temporary Increase Maturity Date, $125,000,000, and (b) from and after the Temporary Increase Maturity Date, $50,000,000, in each case as it may be reduced by the Borrowers pursuant to Section 3.6 or increased from time to time by the Borrowers pursuant to Section 2.15.”

2.2. The notice information for HSBC as Administrative Agent or Lender in Section 12.6(a) is hereby amended and restated in its entirety with the following:

HSBC Bank USA, National Association

452 Fifth Avenue

New York, New York 10018

Attention: ABF Admin

Phone: (212) 525-6665

Email: abfadmin@us.hsbc.com

with a copy to:

HSBC Bank USA, National Association

452 Fifth Avenue

New York, New York 10018

Attention: Kieran Patel

Phone: (212) 525-6430

Email: kieran.patel@us.hsbc.com

with a copy to (which shall not constitute notice hereunder):

Cadwalader, Wickersham & Taft LLP

227 West Trade Street, Suite 2400

Charlotte, North Carolina 28202

Attention: Wesley A. Misson, Esq.

Phone: (704) 348-5355

Facsimile: (704) 348-520

Email: wesley.misson@cwt.com

SECTION 3. Waiver.

3.1. Section 2.15(c)(i) of the Credit Agreement requires that the Borrower shall deliver to Administrative Agent a Facility Increase Request. Section 2.15(c)(i) of the Credit Agreement is referred to as the “Specified Covenant”.

3.2. The Borrower failed to deliver a Facility Increase Request to the Administrative Agent pursuant to the Credit Agreement (the “Specified Event”).

3.3. The Administrative Agent and the undersigned Lender hereby agree to and hereby grant the requests of the Borrower set forth in the recitals hereto and waive any breach, default, Potential Default or Event of Default with respect to the Specified Covenant that may have resulted solely as a result of the Specified Event (the “Specified Waiver”).

SECTION 4. Conditions Precedent. This Amendment shall become effective on the date (the “Effective Date”) upon which all of the following conditions have been satisfied:

(i)	the Administrative Agent shall have received an executed counterpart (or counterparts) of this Amendment executed on behalf of each of the parties hereto;

(ii)

the Administrative Agent shall have received certified resolutions of each Credit Party, authorizing the entry into the transactions contemplated herein and in the other Loan Documents, in each case certified by a Responsible Officer of such Person as correct and complete copies thereof and in effect on the date hereof; and

(iii)

the Administrative Agent shall have received payment of all other reasonable fees and other amounts due and payable on or prior to the date hereof (it being acknowledged that, to the extent invoiced prior to the date hereof, reimbursement or payment of all reasonable fees and disbursements of the Administrative Agent’s special counsel, Cadwalader, Wickersham & Taft LLP, shall be received as a condition precedent to the Effective Date; provided that to the extent such fees and disbursements are invoiced after the date hereof, such fees and disbursements shall be due and payable by the Borrower within 30 days of the Effective Date).

SECTION 5. Miscellaneous.

5.1. Representations and Warranties. (a) Each of the parties hereto hereby represents and warrants that this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as limited by Debtor Relief Laws and equitable principles and (b) each of the Borrower and the Borrower GP hereby represents and warrants that upon the Effective Date, no Potential Default or Event of Default shall exist.

5.2. References to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “the Credit Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.3. Effect on Credit Agreement. Except as specifically amended by this Amendment, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

5.4. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

5.5. Governing Law. This Amendment and any claim, controversy or dispute arising under or related to or in connection therewith, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by the laws of the State of New York without regard to any conflicts of law principles other than Section 5-1401 of the New York General Obligations Law.

5.6. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

5.7. Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Amendment.

5.8. Multiple Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf’ or “tif’) format shall be effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

AB PRIVATE CREDIT INVESTORS CORPORATION

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: Vice President

ADMINISTRATIVE AGENT:

HSBC BANK USA, NATIONAL
ASSOCIATION
as Administrative Agent

By:	/s/ Deirdra N. Ross
Name: DEIRDRA N. ROSS
Title: VICE PRESIDENT

LENDER:

HSBC BANK USA, NATIONAL
ASSOCIATION,
As Administrative Agent

By:	/s/ Kieran Patel
Name: Kieran Patel
Title: Managing Director